Integrys Energy Group, Inc.

Second Quarter 2013 Earnings

Released August 5, 2013

Contents

Pages
News Release	1-4
Condensed Consolidated Statements of Income	5
Condensed Consolidated Statements of Comprehensive Income	6
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Cash Flows	8
Diluted Earnings Per Share – Adjusted and Weather Impacts	9
Non-GAAP Financial Information Reported by Segment	10-13
Key Variances in Non-GAAP Adjusted Earnings – By Segment	14
Detail of Key Variances in Non-GAAP Adjusted Earnings – By Segment	15-16
Diluted Earnings Per Share Guidance Information	17
Supplemental Quarterly Financial Highlights	18-21

NEWS RELEASE

For Immediate Release
August 5, 2013

	Contact:	Steven P. Eschbach, CFA
Vice President – Investor Relations
Integrys Energy Group, Inc.
(312) 228-5408

Integrys Energy Group, Inc. Reports Second Quarter 2013 Earnings

2013 Guidance for Diluted EPS - Adjusted Narrowed to $3.35 to $3.60

Chicago – August 5, 2013 – Integrys Energy Group, Inc. (NYSE: TEG) recognized earnings on a Generally Accepted Accounting Principles (GAAP) basis and an adjusted basis as follows:

	Quarter Ended June 30		Year Ended June 30
	2013	2012	2013	2012
GAAP earnings (millions)	($5.4)	$48.8	$182.1	$147.7
GAAP diluted earnings per share	($0.07)	$0.62	$2.29	$1.86
Adjusted earnings (millions) *	$35.7	$21.7	$175.6	$145.0
Diluted earnings per share – adjusted *	$0.45	$0.27	$2.20	$1.83

Adjusted earnings exclude the effects of certain items that are not comparable from one period to the next.

SECOND QUARTER RESULTS

Adjusted earnings increased 65% compared to the same quarter last year, driven by an increase in margins at the natural gas utility segment.

In the second quarter of 2012, natural gas utility margins were lower due to unusually warm weather. In 2012, decoupling accruals at The Peoples Gas Light and Coke Company and North Shore Gas Company were offset by reserves due to a then pending Illinois Appellate Court case, and Minnesota Energy Resources Company did not have a decoupling mechanism. Therefore, in 2012, natural gas utility margins were more sensitive to sales volume variances. In addition, the decoupling reserve recorded in the second quarter of 2012 included $7.9 million after tax related to decoupling accruals for the first quarter of 2012. In March 2013, the Illinois Appellate Court affirmed the Illinois Commerce Commission's authority to approve decoupling, and reserves are no longer recorded against decoupling amounts at

__________________________
* This news release includes non-GAAP financial measures. Schedules that provide details on these measures and reconcile these measures to the most comparable GAAP figures are included with this news release.

Media Hotline: 800-977-2250 - NYSE: TEG
130 East Randolph Drive
Chicago, IL 60601
www.integrysenergygroup.com

Integrys Energy Group, Inc.
Second Quarter 2013 Earnings
August 5, 2013

Peoples Gas and North Shore Gas. In addition, Minnesota Energy Resources implemented a decoupling mechanism in 2013.

Second quarter results were down on a GAAP basis compared to last year, mainly due to derivative fair value adjustments, which are excluded from adjusted earnings. In 2012, gains were recorded related to these fair value adjustments, as opposed to losses in 2013. These adjustments primarily relate to physical and financial contracts used to reduce price risk for supply associated with customer sales contracts at Integrys Energy Services. These adjustments will reverse in future periods as contracts settle.

EARNINGS FORECAST

Integrys Energy Group’s guidance range for 2013 diluted earnings per share on a GAAP basis was narrowed to $3.41 to $3.66. This guidance assumes continued operational improvements, the availability of generation units, and normal weather conditions for the rest of the year. The company's guidance range for 2013 diluted earnings per share – adjusted was narrowed to $3.35 to $3.60. Integrys Energy Group is not estimating the impact of derivative and inventory fair value accounting activities for 2013.

SUPPLEMENTAL DATA PACKAGE

A supplemental data package has been posted on Integrys Energy Group’s website. It includes this news release, as well as financial statements, non-GAAP financial information, guidance information for diluted earnings per share, and quarterly financial information by reportable segment.

CONFERENCE CALL

An earnings conference call is scheduled for 8 a.m. Central time on Tuesday, August 6, 2013. The call can be accessed 15 minutes prior to the scheduled start time by dialing 888-788-9425. Callers will be required to supply EARNINGS as the passcode and MR. STEVEN ESCHBACH as the leader. A replay of the conference call will be available through
November 5, 2013, by dialing 800-308-7859.

Investors may also listen to the live conference or a replay on Integrys Energy Group’s website at
http://www.integrysgroup.com/investor/presentations.aspx.

PowerPoint slides will be posted on the website and will be referred to within the prepared remarks during the call. The slides will be available at 6 a.m. Central time on August 6.

FORWARD-LOOKING STATEMENTS

Financial results in this news release are unaudited. In this news release, Integrys Energy Group makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. These statements are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future results and conditions. Although Integrys Energy Group believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that such statements will prove correct.

Forward-looking statements involve a number of risks and uncertainties. Some risks that could cause actual results to differ materially from those expressed or implied in forward-looking statements include those described in Item 1A of Integrys Energy Group’s Annual Report on Form 10-K for the year ended December 31, 2012, as may be amended or supplemented in Part II, Item 1A of subsequently filed Quarterly Reports on Form 10-Q, and those identified below.

Integrys Energy Group, Inc.
Second Quarter 2013 Earnings
August 5, 2013

•
The timing and resolution of rate cases and related negotiations, including recovery of deferred and current costs and the ability to earn a reasonable return on investment, and other regulatory decisions impacting the regulated businesses;

•
Federal and state legislative and regulatory changes relating to the environment, including climate change and other environmental regulations impacting generation facilities and renewable energy standards;

•
Other federal and state legislative and regulatory changes, including deregulation and restructuring of the electric and natural gas utility industries, financial reform, health care reform, energy efficiency mandates, reliability standards, pipeline integrity and safety standards, and changes in tax and other laws and regulations to which Integrys Energy Group and its subsidiaries are subject;

•	Costs and effects of litigation and administrative proceedings, settlements, investigations, and claims;

•
Changes in credit ratings and interest rates caused by volatility in the financial markets and actions of rating agencies and their impact on Integrys Energy Group's and its subsidiaries' liquidity and financing efforts;

•
The risks associated with changing commodity prices, particularly natural gas and electricity, and the available sources of fuel, natural gas, and purchased power, including their impact on margins, working capital, and liquidity requirements;

•	The timing and outcome of any audits, disputes, and other proceedings related to taxes;

•	The effects, extent, and timing of additional competition or regulation in the markets in which Integrys Energy Group’s subsidiaries operate;

•	The ability to retain market-based rate authority;

•	The risk associated with the value of goodwill or other intangible assets and their possible impairment;

•	The investment performance of employee benefit plan assets and related actuarial assumptions, which impact future funding requirements;

•	The impact of unplanned facility outages;

•	Changes in technology, particularly with respect to new, developing, or alternative sources of generation;

•
The effects of political developments, as well as changes in economic conditions and the related impact on customer use, customer growth, and the ability to adequately forecast energy use for Integrys Energy Group’s customers;

•	Potential business strategies, including mergers, acquisitions, and construction or disposition of assets or businesses, which cannot be assured to be completed timely or within budgets;

•	The risk of terrorism or cyber security attacks, including the associated costs to protect assets and respond to such events;

•	The risk of failure to maintain the security of personally identifiable information, including the associated costs to notify affected persons and to mitigate their information security concerns;

•	The effectiveness of risk management strategies, the use of financial and derivative instruments, and the related recovery of these costs from customers in rates;

•
The risk of financial loss, including increases in bad debt expense, associated with the inability of Integrys Energy Group’s and its subsidiaries’ counterparties, affiliates, and customers to meet their obligations;

•	Unusual weather and other natural phenomena, including related economic, operational, and/or other ancillary effects of any such events;

•	The ability to use tax credit and loss carryforwards;

•	The financial performance of American Transmission Company and its corresponding contribution to Integrys Energy Group’s earnings;

•	The effect of accounting pronouncements issued periodically by standard-setting bodies; and

•	Other factors discussed in reports Integrys Energy Group files with the United States Securities and Exchange Commission.

Except to the extent required by the federal securities laws, Integrys Energy Group undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Integrys Energy Group, Inc.
Second Quarter 2013 Earnings
August 5, 2013

About Integrys Energy Group, Inc.
Integrys Energy Group is a diversified energy holding company with regulated natural gas and electric utility operations (serving customers in Illinois, Michigan, Minnesota, and Wisconsin), an approximate 34% equity ownership interest in American Transmission Company (a federally regulated electric transmission company), and nonregulated energy operations.
More information is available at www.integrysgroup.com.

– Unaudited Financial Statements to Follow –

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended		Six Months Ended
	June 30		June 30
(Millions, except per share data)	2013	2012	2013	2012
Utility revenues	$694.4	$563.6	$1,818.2	$1,534.6
Nonregulated revenues	421.6	276.0	976.0	552.9
Total revenues	1,116.0	839.6	2,794.2	2,087.5

Utility cost of fuel, natural gas, and purchased power	296.0	225.9	861.1	698.2
Nonregulated cost of sales	447.9	192.3	884.7	466.0
Operating and maintenance expense	288.7	249.0	583.8	508.3
Depreciation and amortization expense	65.5	62.6	126.4	124.7
Taxes other than income taxes	24.8	22.7	52.0	50.1
Operating income (loss)	(6.9)	87.1	286.2	240.2

Earnings from equity method investments	22.8	22.2	45.1	43.3
Miscellaneous income	5.5	1.7	11.2	4.1
Interest expense	(28.6)	(29.7)	(57.9)	(60.1)
Other expense	(0.3)	(5.8)	(1.6)	(12.7)

Income (loss) before taxes	(7.2)	81.3	284.6	227.5
Provision (benefit) for income taxes	(3.3)	29.6	106.3	77.0
Net income (loss) from continuing operations	(3.9)	51.7	178.3	150.5

Discontinued operations, net of tax	(0.8)	(2.1)	5.3	(1.2)
Net income (loss)	(4.7)	49.6	183.6	149.3

Preferred stock dividends of subsidiary	(0.8)	(0.8)	(1.6)	(1.6)
Noncontrolling interest in subsidiaries	0.1	—	0.1	—
Net income (loss) attributed to common shareholders	$(5.4)	$48.8	$182.1	$147.7

Average shares of common stock
Basic	79.4	78.5	79.0	78.5
Diluted	79.4	79.3	79.7	79.3

Earnings (loss) per common share (basic)
Net income (loss) from continuing operations	$(0.06)	$0.65	$2.24	$1.90
Discontinued operations, net of tax	(0.01)	(0.03)	0.07	(0.02)
Earnings (loss) per common share (basic)	$(0.07)	$0.62	$2.31	$1.88

Earnings (loss) per common share (diluted)
Net income (loss) from continuing operations	$(0.06)	$0.65	$2.22	$1.88
Discontinued operations, net of tax	(0.01)	(0.03)	0.07	(0.02)
Earnings (loss) per common share (diluted)	$(0.07)	$0.62	$2.29	$1.86

Dividends per common share declared	$0.68	$0.68	$1.36	$1.36

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)	Three Months Ended		Six Months Ended
	June 30		June 30
(Millions)	2013	2012	2013	2012
Net income (loss)	$(4.7)	$49.6	$183.6	$149.3

Other comprehensive income, net of tax:
Cash flow hedges
Unrealized net gains (losses) arising during period, net of tax of $ – million, $ – million, $ – million, and $(0.2) million, respectively	0.6	0.1	0.7	(0.2)
Reclassification of net losses to net income, net of tax of $0.9 million, $0.6 million, $1.5 million, and $1.6 million, respectively	1.5	1.0	2.4	2.5
Cash flow hedges, net	2.1	1.1	3.1	2.3

Defined benefit pension plans
Amortization of pension and other postretirement benefit costs included in net periodic benefit cost, net of tax of $0.4 million, $0.2 million, $0.8 million, and $0.5 million, respectively	0.6	0.4	1.2	0.7
Other comprehensive income, net of tax	2.7	1.5	4.3	3.0
Comprehensive income (loss)	(2.0)	51.1	187.9	152.3
Preferred stock dividends of subsidiary	(0.8)	(0.8)	(1.6)	(1.6)
Noncontrolling interest in subsidiaries	0.1	—	0.1	—
Comprehensive income (loss) attributed to common shareholders	$(2.7)	$50.3	$186.4	$150.7

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)	June 30	December 31
(Millions)	2013	2012
Assets
Cash and cash equivalents	$20.2	$27.4
Collateral on deposit	60.3	41.0
Accounts receivable and accrued unbilled revenues, net of reserves of $48.7 and $43.5, respectively	688.2	796.8
Inventories	206.3	271.9
Assets from risk management activities	181.8	145.4
Regulatory assets	102.3	110.8
Assets held for sale	1.5	10.1
Deferred income taxes	2.2	64.3
Prepaid taxes	191.0	152.8
Other current assets	34.9	38.6
Current assets	1,488.7	1,659.1

Property, plant, and equipment, net of accumulated depreciation of $3,269.1 and $3,114.7, respectively	6,062.6	5,501.9
Regulatory assets	1,824.5	1,813.8
Assets from risk management activities	62.1	45.3
Equity method investments	527.5	512.2
Goodwill	662.1	658.3
Other long-term assets	149.5	136.8
Total assets	$10,777.0	$10,327.4

Liabilities and Equity
Short-term debt	$833.2	$482.4
Current portion of long-term debt	276.5	313.5
Accounts payable	484.7	457.7
Liabilities from risk management activities	198.1	181.9
Accrued taxes	50.5	83.0
Regulatory liabilities	73.8	65.6
Liabilities held for sale	—	0.2
Other current liabilities	211.3	229.0
Current liabilities	2,128.1	1,813.3

Long-term debt	1,886.2	1,931.7
Deferred income taxes	1,298.4	1,203.8
Deferred investment tax credits	48.5	49.3
Regulatory liabilities	377.9	370.5
Environmental remediation liabilities	629.6	651.5
Pension and other postretirement benefit obligations	569.6	625.2
Liabilities from risk management activities	64.3	58.4
Asset retirement obligations	421.5	411.2
Other long-term liabilities	147.1	135.7
Long-term liabilities	5,443.1	5,437.3

Commitments and contingencies

Common stock – $1 par value; 200,000,000 shares authorized; 79,456,539 shares issued; 78,994,158 shares outstanding	79.5	78.3
Additional paid-in capital	2,627.0	2,574.6
Retained earnings	506.0	431.5
Accumulated other comprehensive loss	(36.6)	(40.9)
Shares in deferred compensation trust	(22.3)	(17.7)
Total common shareholders' equity	3,153.6	3,025.8

Preferred stock of subsidiary – $100 par value; 1,000,000 shares authorized; 511,882 shares issued; 510,495 shares outstanding	51.1	51.1
Noncontrolling interest in subsidiaries	1.1	(0.1)
Total liabilities and equity	$10,777.0	$10,327.4

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)	Six Months Ended
	June 30
(Millions)	2013	2012
Operating Activities
Net income	$183.6	$149.3
Adjustments to reconcile net income to net cash provided by operating activities
Discontinued operations, net of tax	(5.3)	1.2
Depreciation and amortization expense	126.4	124.7
Recoveries and refunds of regulatory assets and liabilities	28.8	14.9
Bad debt expense	14.4	15.1
Pension and other postretirement expense	31.8	35.3
Pension and other postretirement contributions	(64.2)	(247.0)
Deferred income taxes and investment tax credits	144.0	65.4
Equity income, net of dividends	(9.6)	(9.1)
Termination of tolling agreement with Fox Energy Company LLC	(50.0)	—
Other	13.6	3.5
Changes in working capital
Collateral on deposit	(19.6)	(7.5)
Accounts receivable and accrued unbilled revenues	19.8	223.7
Inventories	69.8	111.6
Other current assets	(54.0)	49.6
Accounts payable	41.3	(62.8)
Temporary LIFO liquidation credit	33.4	2.5
Other current liabilities	(56.2)	(38.5)
Net cash provided by operating activities	448.0	431.9

Investing Activities
Capital expenditures	(300.1)	(249.2)
Proceeds from the sale or disposal of assets	3.1	5.9
Capital contributions to equity method investments	(6.8)	(15.5)
Acquisition of Fox Energy Company LLC	(391.6)	—
Acquisitions at Integrys Energy Services	(12.4)	—
Grant received related to Crane Creek Wind Project	69.0	—
Other	(5.6)	(3.6)
Net cash used for investing activities	(644.4)	(262.4)

Financing Activities
Short-term debt, net	150.8	(24.3)
Borrowing on term credit facility	200.0	—
Issuance of long-term debt	104.0	28.0
Repayment of long-term debt	(187.0)	(28.2)
Proceeds from stock option exercises	31.2	28.3
Shares purchased for stock-based compensation	(2.0)	(50.1)
Payment of dividends
Preferred stock of subsidiary	(1.6)	(1.6)
Common stock	(100.7)	(106.0)
Payments made on derivative contracts related to divestitures classified as financing activities	(5.5)	(19.8)
Other	(1.9)	0.1
Net cash provided by (used for) financing activities	187.3	(173.6)

Change in cash and cash equivalents - continuing operations	(9.1)	(4.1)
Change in cash and cash equivalents - discontinued operations
Net cash provided by operating activities	0.3	1.8
Net cash provided by (used for) investing activities	1.6	(0.1)
Net change in cash and cash equivalents	(7.2)	(2.4)
Cash and cash equivalents at beginning of period	27.4	28.1
Cash and cash equivalents at end of period	$20.2	$25.7

Integrys Energy Group, Inc.

Diluted Earnings Per Share – Adjusted
and Weather Impacts

Diluted Earnings Per Share Information (Non-GAAP Information)

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). In addition, we disclose and discuss diluted earnings per share (EPS) – adjusted and adjusted earnings (loss), which are non-GAAP measures. Management uses these measures in its internal performance reporting and for reports to the Board of Directors. We disclose these measures in our quarterly earnings releases, on investor conference calls, and during investor conferences and related events. Management believes that diluted EPS – adjusted and adjusted earnings (loss) are useful measures for providing investors with additional insight into our operating performance. These measures allow investors to better compare our financial results from period to period, as they eliminate the effects of certain items that are not comparable. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in conformance with GAAP. Tax impacts are calculated using the applicable combined federal and state statutory rate modified for any attributable permanent tax effect and/or tax credit.

	Three Months Ended June 30		Six Months Ended June 30
	2013	2012	2013	2012
Diluted EPS	$(0.07)	$0.62	$2.29	$1.86

Special Items (net of taxes):

Net noncash losses (gains) related to derivative and inventory accounting activities	0.51	(0.38)	(0.02)	(0.05)

Discontinued operations	0.01	0.03	(0.07)	0.02

Diluted EPS – adjusted	$0.45	$0.27	$2.20	$1.83

Average Shares of Common Stock – Diluted (in millions)	79.4	79.3	79.7	79.3

Weather Impacts (Compared to Normal, Net of Decoupling)

	Three Months Ended June 30			Six Months Ended June 30
Dollar Impacts, net of taxes (Millions)	2013	2012		2013		2012
Natural Gas Utility Segment	$0.1	$(2.9)		$0.7		$(22.3)
Electric Utility Segment	—	—		—		(2.3)
Integrys Energy Services – Core	(1.8)	(0.8)		(1.6)		(2.2)
Out-of-period reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	—	(7.9)	(1)	9.9	(2)	—
Total	$(1.7)	$(11.6)		$9.0		$(26.8)

(1)	Reflects the after-tax impact of reserves related to first quarter 2012 decoupling accruals.

(2)	Reflects the reversal of the full calendar year 2012 reserves.

	Three Months Ended June 30			Six Months Ended June 30
Diluted EPS Impacts, net of taxes	2013	2012		2013		2012
Natural Gas Utility Segment	$—	$(0.04)		$0.01		$(0.28)
Electric Utility Segment	—	—		—		(0.03)
Integrys Energy Services – Core	(0.02)	(0.01)		(0.02)		(0.03)
Out-of-period reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	—	(0.10)	(1)	0.12	(2)	—
Total	$(0.02)	$(0.15)		$0.11		$(0.34)

(1)	Reflects the after-tax impact of reserves related to first quarter 2012 decoupling accruals.

(2)	Reflects the reversal of the full calendar year 2012 reserves.

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the quarters ended June 30, 2013 and 2012.

June 30, 2013 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$1.5	$23.7	$13.6	$(1.0)	$(40.8)	$(2.4)	$(5.4)

Special Items (net of taxes)
Net noncash losses related to derivative and inventory accounting activities	0.2	—	—	—	40.1	—	40.3
Discontinued operations	—	—	—	—	0.7	0.1	0.8
Adjusted earnings (loss)	$1.7	$23.7	$13.6	$(1.0)	$—	$(2.3)	$35.7

June 30, 2012 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$(11.2)	$20.9	$13.1	$3.7	$27.2	$(4.9)	$48.8

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(29.2)	—	(29.2)
Discontinued operations	—	—	—	—	2.0	0.1	2.1
Adjusted earnings (loss)	$(11.2)	$20.9	$13.1	$3.7	$—	$(4.8)	$21.7

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the quarters ended June 30, 2013 and 2012.

June 30, 2013	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.02	$0.30	$0.17	$(0.01)	$(0.52)	$(0.03)	$(0.07)

Special Items (net of taxes)
Net noncash losses related to derivative and inventory accounting activities	—	—	—	—	0.51	—	0.51
Discontinued operations	—	—	—	—	0.01	—	0.01
Diluted EPS – adjusted	$0.02	$0.30	$0.17	$(0.01)	$—	$(0.03)	$0.45

June 30, 2012	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$(0.14)	$0.26	$0.17	$0.04	$0.35	$(0.06)	$0.62

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.38)	—	(0.38)
Discontinued operations	—	—	—	—	0.03	—	0.03
Diluted EPS – adjusted	$(0.14)	$0.26	$0.17	$0.04	$—	$(0.06)	$0.27

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the six months ended June 30, 2013 and 2012.

June 30, 2013 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income attributed to common shareholders	$91.2	$52.3	$27.0	$8.9	$0.7	$2.0	$182.1

Special Items (net of taxes)
Net noncash losses (gains) related to derivative and inventory accounting activities	0.1	—	—	—	(1.3)	—	(1.2)
Discontinued operations	—	—	—	—	0.6	(5.9)	(5.3)
Adjusted earnings (loss)	$91.3	$52.3	$27.0	$8.9	$—	$(3.9)	$175.6

June 30, 2012 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$67.4	$45.2	$26.4	$10.0	$0.8	$(2.1)	$147.7

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	(0.1)	—	—	—	(3.8)	—	(3.9)
Discontinued operations	—	—	—	—	3.0	(1.8)	1.2
Adjusted earnings (loss)	$67.3	$45.2	$26.4	$10.0	$—	$(3.9)	$145.0

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the six months ended June 30, 2013 and 2012.

June 30, 2013	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$1.14	$0.66	$0.34	$0.11	$0.01	$0.03	$2.29

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.02)	—	(0.02)
Discontinued operations	—	—	—	—	0.01	(0.08)	(0.07)
Diluted EPS – adjusted	$1.14	$0.66	$0.34	$0.11	$—	$(0.05)	$2.20

June 30, 2012	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.85	$0.57	$0.33	$0.13	$0.01	$(0.03)	$1.86

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.05)	—	(0.05)
Discontinued operations	—	—	—	—	0.04	(0.02)	0.02
Diluted EPS – adjusted	$0.85	$0.57	$0.33	$0.13	$—	$(0.05)	$1.83

Key Variances in Non-GAAP Adjusted Earnings - By Segment
Three Months Ended June 30, 2013
Dollar impacts, net of taxes (Millions)	Natural Gas Utility		Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated
Adjusted earnings (loss) for the three months ended June 30, 2012	$(11.2)		$20.9	$13.1	$3.7	$(4.8)	$21.7

Weather impacts, net of decoupling	10.5	*	(0.1)	—	(1.0)	—	9.4
Utility rate impacts	0.4		2.8	—	—	—	3.2
Other utility margin impacts / Nonregulated margins	14.1		8.9	—	3.5	0.6	27.1
Increase in operating expense	(12.8)		(9.5)	—	(3.8)	(0.8)	(26.9)
Tax impacts / Other	0.7		0.7	0.5	(3.4)	2.7	1.2
Adjusted earnings (loss) for the three months ended June 30, 2013	$1.7		$23.7	$13.6	$(1.0)	$(2.3)	$35.7

* $7.9 million of this amount relates to reserves recorded against decoupling amounts at The Peoples Gas Light and Coke Company and North Shore Gas Company in the second quarter of 2012 related to prior periods

Key Variances in Non-GAAP Adjusted Earnings - By Segment
Six Months Ended June 30, 2013
Dollar impacts, net of taxes (Millions)	Natural Gas Utility		Electric Utility	Electric Transmission Investment	Integrys Energy Services	Holding Company and Other	Integrys Energy Group Consolidated
Adjusted earnings (loss) for the six months ended June 30, 2012	$67.3		$45.2	$26.4	$10.0	$(3.9)	$145.0

Weather impacts, net of decoupling	27.4	*	1.3	—	0.7	—	29.4
Utility rate impacts	2.9		5.6	—	—	—	8.5
Other utility margin impacts / Nonregulated margins	25.1		10.2	—	4.4	0.1	39.8
Increase in operating expense	(29.0)		(9.8)	—	(7.0)	(1.6)	(47.4)
Tax impacts / Other	(2.4)		(0.2)	0.6	0.8	1.5	0.3
Adjusted earnings (loss) for the six months ended June 30, 2013	$91.3		$52.3	$27.0	$8.9	$(3.9)	$175.6

* $9.9 million of this amount relates to the reversal of the 2012 decoupling accrual reserve at The Peoples Gas Light and Coke Company and North Shore Gas Company

Detail of Key Variances in Non-GAAP Adjusted Earnings - By Segment
Second Quarter 2013 Compared with Second Quarter 2012
Dollar impacts, net of taxes (Millions)
Natural Gas Utility - Increase in operating expenses
Environmental and energy efficiency riders at Peoples Gas and North Shore Gas (offset in margins)	$(5.9)
Increase in natural gas distribution costs	(2.9)
Increase in energy efficiency program expenses	(2.0)
Other	(2.0)
Total	$(12.8)

Natural Gas Utility - Tax impacts / Other
Tax impacts	$1.1
Other	(0.4)
Total	$0.7

Electric Utility - Increase in operating expenses
Increase in various operating expenses driven by the acquisition of the Fox Energy Center	$(4.7)
Wisconsin Public Service Corporation's deferral of the net difference between actual and rate case-approved costs resulting from the acquisition of the Fox Energy Center	(2.6)
Other	(2.2)
Total	$(9.5)

Electric Utility - Tax impacts / Other
Decrease in other expense, driven by an increase in allowance for funds used during construction related to the Columbia plant	$1.4
Tax impacts	(0.7)
Total	$0.7

Integrys Energy Services - Increase in operating expenses
Increase in professional fees related to expansion	$(2.5)
Increase in payroll and employee benefit costs	(1.2)
Other	(0.1)
Total	$(3.8)

Integrys Energy Services - Tax impacts / Other
Tax impacts	$(4.4)
Other	1.0
Total	$(3.4)

Holding Company and Other - Tax impacts / Other
Tax impacts	$1.4
Decrease in interest expense	1.0
Other	0.3
Total	$2.7

Detail of Key Variances in Non-GAAP Adjusted Earnings - By Segment
Six Months 2013 Compared with Six Months 2012
Dollar impacts, net of taxes (Millions)
Natural Gas Utility - Increase in operating expenses
Environmental and energy efficiency riders at Peoples Gas and North Shore Gas (offset in margins)	$(19.5)
Increase in employee benefit costs	(3.4)
Increase in energy efficiency program expenses	(3.0)
Increase in natural gas distribution costs	(2.6)
Other	(0.5)
Total	$(29.0)

Natural Gas Utility - Tax impacts / Other
Tax impacts	$(1.6)
Other	(0.8)
Total	$(2.4)

Electric Utility - Increase in operating expenses
Increase in various operating expenses driven by the acquisition of the Fox Energy Center	$(4.2)
Increase in electric transmission expense	(2.3)
Wisconsin Public Service Corporation's deferral of the net difference between actual and rate case-approved costs resulting from the acquisition of the Fox Energy Center	(1.7)
Other	(1.6)
Total	$(9.8)

Electric Utility - Tax impacts / Other
Tax impacts	$(2.5)
Decrease in other expense, driven by an increase in allowance for funds used during construction related to the Columbia plant	2.3
Total	$(0.2)

Integrys Energy Services - Increase in operating expenses
Increase in professional fees related to expansion	$(5.2)
Increase in payroll and employee benefit costs	(2.3)
Other	0.5
Total	$(7.0)

Holding Company and Other - Tax impacts / Other
Decrease in interest expense	$2.3
Increase in miscellaneous income	1.1
Tax impacts	(1.9)
Total	$1.5

Integrys Energy Group, Inc.

Diluted Earnings Per Share Guidance Information

	Potential 2013
Diluted EPS Guidance	Low Scenario	High Scenario

Regulated natural gas utility segment	$1.36	$1.44

Regulated electric utility segment	1.25	1.33

Electric transmission investment segment	0.69	0.70

Integrys Energy Services
Core	0.26	0.32
Other – Discontinued operations	(0.02)	(0.02)

Holding company and other segment	(0.15)	(0.09)

Integrys Energy Group Consolidated Diluted EPS *	$3.41	$3.66
Average Shares of Common Stock – Diluted (in millions)	79.9	79.9

Information on Special Items:
Diluted earnings per share guidance is adjusted for special items and their financial impact on the diluted earnings per share guidance for 2013.

Integrys Energy Group Consolidated Diluted EPS	$3.41	$3.66
Special Items (net of taxes)

Discontinued operations
Integrys Energy Services - Other	0.02	0.02
Holding company and other segment	(0.08)	(0.08)

Integrys Energy Group Consolidated Diluted EPS – Adjusted	$3.35	$3.60
Average Shares of Common Stock – Diluted (in millions)	79.9	79.9

Key Assumptions for 2013:

▪	Continued operational improvements

▪	Availability of generation units

▪	Normal weather conditions for the rest of the year

▪	Not estimating the impact of derivative and inventory fair value accounting activities

* Note that the consolidated guidance is slightly narrower than the sum of the segments. Given the large segment ranges, we have slightly tempered the consolidated range.

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except per share amounts)
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	Year-to-Date
Regulated Natural Gas Utility Segment
Revenues	$665.7	$253.7	$220.0	$532.6	$1,672.0	$793.9	$369.9	$1,163.8
year-over-year change	(22.0)%	(30.3)%	(8.1)%	(1.6)%	(16.3)%	19.3%	45.8%	26.6%
Purchased natural gas costs	346.5	92.7	71.9	263.9	775.0	424.1	167.5	591.6
Margins	$319.2	$161.0	$148.1	$268.7	$897.0	$369.8	$202.4	$572.2
year-over-year change	(1.0)%	(12.2)%	6.0%	7.0%	—%	15.9%	25.7%	19.2%
margins/revenues	47.9%	63.5%	67.3%	50.5%	53.6%	46.6%	54.7%	49.2%
Operating and maintenance expense	135.3	127.0	119.7	145.5	527.5	162.1	147.9	310.0
Depreciation and amortization expense	32.4	32.7	33.2	33.5	131.8	32.2	32.3	64.5
Taxes other than income taxes	9.5	8.6	9.0	8.5	35.6	9.9	9.5	19.4
Operating income (loss)	142.0	(7.3)	(13.8)	81.2	202.1	165.6	12.7	178.3
year-over-year change	0.1%	N/M(1)	(36.7)%	4.0%	(4.4)%	16.6%	N/M(1)	32.4%
Net income (loss) attributed to common shareholders	$78.6	$(11.2)	$(14.0)	$40.0	$93.4	$89.7	$1.5	$91.2
Total throughput in therms	1,372.3	601.8	462.3	1,131.6	3,568.0	1,695.6	711.9	2,407.5
year-over-year change	(19.0)%	(11.3)%	1.7%	8.5%	(7.8)%	23.6%	18.3%	22.0%
Retail throughput in therms
Residential	606.4	171.0	87.2	460.2	1,324.8	775.9	243.0	1,018.9
Commercial and industrial	183.4	51.0	36.3	135.3	406.0	236.8	78.9	315.7
Other	18.7	14.2	23.3	19.1	75.3	20.0	10.8	30.8
Total retail throughput in therms	808.5	236.2	146.8	614.6	1,806.1	1,032.7	332.7	1,365.4
Transport throughput in therms
Residential	87.1	31.3	15.8	69.8	204.0	111.3	39.1	150.4
Commercial and industrial	476.7	334.3	299.7	447.2	1,557.9	551.6	340.1	891.7
Total transport throughput in therms	563.8	365.6	315.5	517.0	1,761.9	662.9	379.2	1,042.1

Regulated Electric Utility Segment
Revenues	$307.0	$311.8	$366.8	$311.8	$1,297.4	$331.8	$327.0	$658.8
year-over-year change	(4.8)%	(1.1)%	(0.2)%	3.3%	(0.8)%	8.1%	4.9%	6.5%
Fuel and purchased power costs	127.5	135.5	160.9	138.2	562.1	143.2	131.3	274.5
Margins	$179.5	$176.3	$205.9	$173.6	$735.3	$188.6	$195.7	$384.3
year-over-year change	(2.9)%	(3.0)%	(2.0)%	(5.9)%	(3.4)%	5.1%	11.0%	8.0%
margins/revenues	58.5%	56.5%	56.1%	55.7%	56.7%	56.8%	59.8%	58.3%
Operating and maintenance expense	100.3	99.8	96.6	108.9	405.6	101.4	111.5	212.9
Depreciation and amortization expense	22.0	22.1	22.3	22.6	89.0	21.5	25.8	47.3
Taxes other than income taxes	12.9	11.7	11.7	11.3	47.6	12.8	12.1	24.9
Operating income	44.3	42.7	75.3	30.8	193.1	52.9	46.3	99.2
year-over-year change	(10.0)%	3.4%	2.6%	(21.6)%	(5.0)%	19.4%	8.4%	14.0%
Net income attributed to common shareholders	$24.3	$20.9	$47.2	$15.5	$107.9	$28.6	$23.7	$52.3
Sales in kilowatt-hours	3,797.0	3,950.9	4,642.7	3,943.2	16,333.8	3,953.1	3,942.1	7,895.2
year-over-year change	(1.0)%	3.7%	8.1%	(1.7)%	2.4%	4.1%	(0.2)%	1.9%
Residential	775.2	687.4	897.2	746.8	3,106.6	823.8	692.6	1,516.4
Commercial and industrial	2,087.8	2,137.2	2,275.4	2,074.1	8,574.5	2,072.0	2,103.7	4,175.7
Wholesale	923.1	1,118.7	1,461.8	1,111.1	4,614.7	1,046.6	1,138.1	2,184.7
Other	10.9	7.6	8.3	11.2	38.0	10.7	7.7	18.4

Electric Transmission Investment Segment
American Transmission Company (ATC)
Equity contributions to ATC	$3.4	$5.1	$8.5	$3.4	$20.4	$1.7	$5.1	$6.8
After-tax equity earnings recognized from ATC investment	13.3	13.1	13.4	12.6	52.4	13.4	13.6	27.0

Notes:
(1) Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' sales volumes)
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	Year-to-Date
Nonregulated Segment - Integrys Energy Services
Nonregulated revenues	$269.6	$269.1	$335.6	$344.2	$1,218.5	$545.7	$412.9	$958.6
Nonregulated cost of fuel, natural gas, and purchased power	270.1	188.8	258.8	303.7	1,021.4	430.7	443.7	874.4
Margins	$(0.5)	$80.3	$76.8	$40.5	$197.1	$115.0	$(30.8)	$84.2

Margin Detail:
Electric and renewable energy asset margins	(23.8)	67.7	72.5	27.3	143.7	89.6	(33.2)	56.4
Natural gas margins	23.3	12.6	4.3	13.2	53.4	25.4	2.4 (2)	27.8 (2)
Margins	(0.5)	80.3	76.8	40.5	197.1	115.0	(30.8)	84.2
Retail Electric Realized Unit Margins	$5.79	$7.23	$6.78	$7.48	$6.84	$5.53	$5.50	$5.52
Retail Natural Gas Realized Unit Margins	$0.59	$0.28	$0.22	$0.38	$0.41	$0.37	$0.16	$0.28

Operating and maintenance expense	27.5	24.9	25.5	28.1	106.0	32.8	30.1	62.9
Depreciation and amortization expense	2.3	2.4	2.7	2.9	10.3	2.7	2.8	5.5
Taxes other than income taxes	1.3	0.3	0.6	0.3	2.5	1.0	1.0	2.0
Operating income (loss)	(31.6)	52.7	48.0	9.2	78.3	78.5	(64.7)	13.8

Discontinued operations, net of tax	(1.0)	(2.0)	(8.0)	(0.5)	(11.5)	0.1	(0.7)	(0.6)

Net income (loss) attributed to common shareholders	$(20.1)	$30.9	$24.2	$6.1	$41.1	$51.4	$(41.8)	$9.6
Physically settled volumes
Retail electric sales volumes in million kilowatt-hours	2,918.9	3,082.7	4,010.6	3,330.9	13,343.1	4,318.2	4,838.1	9,156.3
Wholesale assets and distributed solar electric sales volumes in million kilowatt-hours (1)	22.2	24.4	26.3	19.8	92.7	18.0	15.7	33.7
Retail natural gas sales volumes in billion cubic feet	39.6	21.4	19.3	36.2	116.5	50.7	37.1	87.8

Nonregulated Segment - Holding Company and Other
Net income (loss) attributed to common shareholders	$2.8	$(4.9)	$(5.1)	$(6.2)	$(13.4)	$4.4	$(2.4)	$2.0

Notes:
(1) The volumes related to the remaining wholesale electric contracts are not significant.
(2) These amounts include negative margin of $1.3 million related to the amortization of the net amount paid for customer and related supply contracts in connection with the acquisition of Compass Energy Services, Inc.

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	Year-to-Date
Weather information:
Heating and Cooling Degree Days - WPS
Heating Degree Days - Actual	2,864	748	252	2,492	6,356	3,803	1,107	4,910
period-over-period change	(26.4)%	(31.0)%	2.4%	8.3%	(15.5)%	32.8%	48.0%	35.9%
compared with normal	(22.7)%	(24.7)%	14.5%	(5.2)%	(15.8)%	4.4%	13.2%	6.3%
Heating Degree Days - Normal	3,705	994	220	2,629	7,548	3,643	978	4,621
Cooling Degree Days - Actual	11	264	514	—	789	—	131	131
period-over-period change	N/M (1)	158.8%	4.0%	(100.0)%	30.8%	(100.0)%	(50.4)%	(52.4)%
compared with normal	N/M (1)	107.9%	49.9%	(100.0)%	66.1%	(100.0)%	(3.7)%	(4.4)%
Cooling Degree Days - Normal	—	127	343	5	475	1	136	137

Heating and Cooling Degree Days - UPPCO
Heating Degree Days - Actual	3,282	1,182	434	2,851	7,749	4,087	1,629	5,716
period-over-period change	(20.1)%	(20.5)%	25.4%	4.2%	(10.7)%	24.5%	37.8%	28.0%
compared with normal	(18.5)%	(16.4)%	5.3%	(1.8)%	(11.5)%	3.0%	16.4%	6.5%
Heating Degree Days - Normal	4,029	1,414	412	2,902	8,757	3,967	1,399	5,366
Cooling Degree Days - Actual	—	99	236	—	335	—	36	36
period-over-period change	N/M (1)	219.4%	(12.6)%	(100.0)%	9.8%	N/M (1)	(63.6)%	(63.6)%
compared with normal	N/M (1)	94.1%	42.2%	(100.0)%	53.7%	N/M (1)	(34.5)%	(34.5)%
Cooling Degree Days - Normal	—	51	166	1	218	—	55	55

Heating Degree Days - MGU
Heating Degree Days - Actual	2,472	659	178	2,060	5,369	3,150	788	3,938
period-over-period change	(25.5)%	(16.7)%	10.6%	7.5%	(13.2)%	27.4%	19.6%	25.8%
compared with normal	(20.8)%	(16.1)%	35.9%	(4.7)%	(13.4)%	3.2%	4.6%	3.5%
Heating Degree Days - Normal	3,122	785	131	2,162	6,200	3,051	753	3,804

Heating Degree Days - MERC
Heating Degree Days - Actual	3,082	723	226	2,802	6,833	4,081	1,220	5,301
period-over-period change						32.4%	68.7%	39.3%
compared with normal	(22.8)%	(26.0)%	(12.4)%	(3.9)%	(16.1)%	3.8%	27.0%	8.4%
Heating Degree Days - Normal	3,991	977	258	2,916	8,142	3,931	961	4,892

Heating Degree Days - PGL and NSG
Heating Degree Days - Actual	2,379	530	111	2,022	5,042	3,247	802	4,049
period-over-period change	(28.8)%	(37.9)%	(27.5)%	10.0%	(18.5)%	36.5%	51.3%	39.2%
compared with normal	(24.3)%	(26.7)%	27.6%	(7.8)%	(18.0)%	4.9%	13.6%	6.5%
Heating Degree Days - Normal	3,144	723	87	2,192	6,146	3,095	706	3,801

Notes:
(1) Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' sales volumes)

Other Information:
Capital Expenditures	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	Year-to-Date
Regulated utility expenditures	$109.7	$111.3	$171.1	$146.9	$539.0	$525.7	$139.9	$665.6
Integrys Energy Services	8.2	7.5	11.3	3.9	30.9	3.4	0.8	4.2
Other	5.1	7.4	6.2	5.7	24.4	9.5	12.4	21.9
Total Capital Expenditures	$123.0	$126.2	$188.6	$156.5	$594.3	$538.6	$153.1	$691.7

Nonregulated Segment - Integrys Energy Services	Forward Contracted Volumes at 06/30/12			Forward Contracted Volumes at 06/30/13
By Rolling Twelve Months	07/01/12 - 06/30/13	07/01/13 - 06/30/14	Post 06/30/14	07/01/13 - 6/30/14	07/01/14 - 06/30/15	Post 06/30/15
Retail natural gas sales volumes - billion cubic feet	68.3	19.5	6.5	139.4	54.3	12.1
Retail electric sales volumes - million kilowatt-hours	11,578	5,577	2,649	17,135	4,190	1,866

By Calendar Year	07/01/12 - 12/31/12	01/01/13 - 12/31/13	Post 12/31/13	07/01/13 - 12/31/13	01/01/14 - 12/31/14	Post 12/31/14
Retail natural gas sales volumes - billion cubic feet	39.4	39.6	15.3	76.6	92.5	36.7
Retail electric sales volumes - million kilowatt-hours	6,565	8,731	4,508	10,669	9,496	3,026

These tables represent physical sales contracts for natural gas and electric power for delivery or settlement in future periods related to retail natural gas and retail electric businesses that Integrys Energy Services plans on retaining in conjunction with its revised strategy.

Nonregulated Segment - Integrys Energy Services	Wholesale Counterparty Credit Exposure at 06/30/12				Wholesale Counterparty Credit Exposure at 06/30/13
	Exposure				Exposure
Counterparty Rating	Total	< 1 Year	1 - 3 Years	> 3 Years	Total	< 1 Year	1 - 3 Years	> 3 Years
Investment grade - regulated utilities	$6.7	$6.7	$—	$—	$2.5	$2.1	$0.4	$—
Investment grade - other	0.6	0.6	—	—	2.3	1.5	0.8	—
Non-investment grade - regulated utilities	—	—	—	—	—	—	—	—
Non-investment grade - other	2.0	1.5	0.1	0.4	1.2	1.0	0.2	—
Non-rated - regulated utilities	0.1	0.1	—	—	0.1	0.1	—	—
Non-rated - other	0.4	0.4	—	—	9.0	6.5	2.5	—
Total Exposure	$9.8	$9.3	$0.1	$0.4	$15.1	$11.2	$3.9	$—

The investment and non-investment grade categories are determined by publicly available credit ratings of the counterparty or the rating of any guarantor, whichever is higher.  Investment grade counterparties are those with a senior unsecured Moody's rating of Baa3 or above or a Standard & Poor's rating of BBB- or above.  Exposure considers netting of accounts receivable and accounts payable where netting agreements are in place, as well as net mark-to-market exposure.